PFE PROPERTIES, LLC

                        MEMBERSHIP ACQUISITION AGREEMENT


         THIS PFE PROPERTIES, LLC MEMBERSHIP ACQUISITION AGREEMENT (this "Agreement") is made and entered into as of the 31st day of March, 2005 (the "Closing Date"), by and between RAJAYEE SAYEGH, an individual (the "Seller") with a mailing address at 2756 North Green Valley Prkwy, Henerson, Nevada 89014 and CIRTRAN CORPORATION, a Nevada corporation (the "Purchaser") located at 4125
S. 6000 W., West Valley City, Utah, 84128.

                                    RECITALS

         A. The Seller is the owner and holder of a one hundred percent (100%) membership interest (the "Membership Interest") in and to PFE PROPERTIES, LLC, a Utah limited liability company ("PFE" or the "Company"), in accordance with the Articles of Organization (the "Articles") and the Operating Agreement of PFE.

         B. The primary asset of PFE is its rights, titles and interests in and to that certain real property, together with any and all improvements, rents and profits thereon or associated therewith, located at 4125 S. 6000 W., West Valley City, Utah, 84128, more particularly described as follows (the "Real Property"):

         Beginning at a point which is North 89 deg. 57' 13" East 33.00 feet along the section line and South 0 deg. 07' 31" East 40.00 feet parallel to 6000 West Street from the North quarter corner of Section 2, Township 2 South, Range 2 West, Salt Lake Base and Meridian, Salt Lake County, Utah, and running thence North 89 deg. 57' 13" East 367.00 feet to the West line of HUNTER COVE SUBDIVISION PHASE 1; thence along said line South 0 deg. 07' 31" East 552.50 feet; thence North 89 deg. 58' 06" West 367.00 feet to the East line of 6000 West Street; thence along said street North 0 deg. 07' 31" West 552.00 feet to the point of beginning.

         Excepting therefrom all oil, gas and minerals and any rights appurtenant thereto.

         C. PFE acquired the Real Property on December 17, 2003, at which time it borrowed ONE MILLION FIFTY THOUSAND AND NO/100 DOLLARS ($1,050,000.00) (the "Loan") from STONEFIELD, INC., a Nevada corporation (the "Lender") to finance its purchase of the Property.

         D. In order to secure its obligations under the Loan, on December 17, 2003 PFE granted Lender a security interest in the Real Property by its execution, delivery and recordation with the Salt Lake County Recorder, State of Utah, a Deed of Trust, With Absolute Assignment of Rents as Entry No. 8926765 in Book No. 8924 Pg. No. 7831 (the "Trust Deed") for the benefit of Lender.

         E. The Seller has represented to the Purchaser that except for PFE's obligations under the Loan, the Trust Deed and that certain Promissory Note dated December 17, 2003 made payable to Lender in the amount of the Loan (the "Promissory Note"), PFE does not owe or possess any other liabilities, debts or obligations, nor is PFE in default of the Loan, the Trust Deed or the Promissory Note.

         F. The Seller desires to sell all of his Membership Interest in PFE to Purchaser, in accordance with the terms and conditions of this Agreement.

         G. The Purchaser desires to acquire the Membership Interest in PFE so that it might be the sole member of PFE, in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

                    PURCHASE AND SALE OF MEMBERSHIP INTEREST

         1. Sale and Purchase of the Membership Interest. The Seller hereby sells to Purchaser, and Purchaser hereby purchases from the Seller, the Membership Interest, and any and all other rights, titles and interests which the Seller may have or hold in and to PFE and the Real Property, for and in consideration of (i) the Purchaser's issuance to Seller of TWENTY MILLION (20,000,000) shares of the Seller's common stock (the "Shares") with a non-binding, estimated value as of the date of this Agreement of $0.05/share or ONE MILLION AND NO/100 ($1,000,000.00) and (ii) Purchaser overseeing PFE's repayment of the Loan. Following the completion of this sale of the Membership Interest to the Purchaser, the Seller no longer will be a member of PFE, and the Purchaser shall become the sole member of PFE in the place and stead of Seller, as provided for herein.

         2. Indemnity and Hold Harmless. As additional consideration for the purchase of the Membership Interest, the Seller hereby agrees to guarantee payment of, and/or to indemnify, defend, and hold the Purchaser harmless from and against, all financial obligations of the Company which arose prior to the date of the purchase of the Membership Interest, including, without limitation, all state and federal taxes associated with the ownership and/or operation of the Company and the Real Property prior to the date of this Agreement, equipment leases, promissory notes, trade payables, and other agreements or obligations reflected on the balance sheet of the Company as of the Closing Date (the "Obligations"), except for and excluding those obligations under the Loan, Trust Deed and Promissory Note arising from and after the Closing Date. In the event legal counsel is required to defend the Purchaser or the Company against collection of one or more of the Obligations, Seller agrees to retain counsel mutually acceptable to both parties and to pay for such defense through trial and any appeal together with any judgment against the Purchaser or the Company.

                         REPRESENTATIONS AND WARRANTIES

         3. The Purchaser hereby represents and warrants to the Seller as follows:

         A. Good Standing. The Purchaser represents that it is a Utah corporation in good standing, and has all requisite power and authority to enter into this Agreement.

         B. Sole Party in Interest. The Purchaser represents that it is the sole and true party in interest in the purchase of the Membership Interest from the Seller.

         C. Disclosure, Access to Information, etc. The Purchaser has read and analyzed, is familiar with and has retained copies of this Agreement and such other documents as the Purchaser has requested from the Seller. In this regard, the Purchaser confirms that the Purchaser has reviewed the following documents which have been provided to the Purchaser by the Seller:

                  (1) the Articles of Organization and Operating Agreement of the Company;

                  (2) a sheet provided by the Seller showing the balance owing on a loan the Company has secured from the Lender;

                  (3) the Commitment to Insure issued by Metro National Title with respect to the real estate which is owned by the Company, showing liens and encumbrances of record on such real property.

         4. The Seller hereby acknowledges, covenants, represents and warrants to the Purchaser as follows:

         A. Sole Member of the Company; No Encumbrances. The Membership Interest constitutes one hundred percent (100%) of the outstanding membership interests of the Company. The Seller holds of record and owns beneficially the Membership Interest, free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), taxes, security interests, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands. The Seller is not a party to any option, warrant, purchase right, or other contract or commitment that could require the Seller to sell, transfer, or otherwise dispose of any of the membership interests of the Company (other than this Agreement). The Seller is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of any of the membership interests of the Company. Upon the parties execution of this Agreement and the Purchaser's issuance of the delivery of the certificates representing the Seller=s Company Shares, the Purchaser will acquire valid, marketable title thereto, free and clear of any Security Interests and claims of any other Seller or third parties.

         B. Ownership of Membership Interests. The Seller is the owner of record of the Membership Interest, he possesses all right, title and authority to sell and transfer the Membership Interest to the Purchaser, and the Membership Interest will be transferred to Purchaser free and clear of all claims, liens or encumbrances of any kind whatsoever.

         C. Approvals. The Seller has secured all necessary consents and approvals to have the Purchaser become a substitute Member of the Company, in accordance with the provisions of the Company's Operating Agreement, so that following the sale of the Membership Interest to the Purchaser, it shall have and possess all of the powers, rights and privileges which were owned and held by the Seller prior to the sale of the Membership Interest to the Purchaser. Seller will take all necessary action to cause this action to occur.

         D. No Amendments; No Other Obligations. The Loan, the Trust Deed and/or the Promissory Note have not been amended, modified, transferred or assigned, the Company is current on any and all payments owed on the Loan and the Promissory Note, and there are no Obligations other than those represented by the Loan except for certain de minimis Obligations disclosed on the books and records of the Company previously delivered to the Purchaser by the Seller.

         E. No Company Certificates. No certificates have ever been issued by the Company with respect to the Membership Interests or any other capital interest in the Company.

         F. Authorization of Transaction. The Seller has full power and authority to execute and deliver this Agreement, and any and all other agreements, consents and instruments to be signed by Seller in effect the transactions contemplated hereunder (the "Ancillary Agreements") and to perform Seller's obligations hereunder. This Agreement and the Ancillary Agreements are, or when executed and delivered by Seller and the other parties thereto will be, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms. The Seller need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency or any third party in order to consummate the transactions contemplated by this Agreement.

         G. Noncontravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject, or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which the Seller is a party or by which he is bound or to which any of his assets is subject.

         H. Brokers' Fees. The Seller has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Purchaser could become liable or obligated.

         I. Absence of Indebtedness and Claims. Seller is not indebted to Company, and the Company is not indebted to Seller and the Seller has no claims against the Company.

         J. Title to Assets. The Company has good and marketable title to the Real Property and the personal property and assets used by it, located on the Real Property (except for those personal properties and assets presently owned by the Purchaser in its capacity as the tenant of the Real Property), free and clear of all security interests and encumbrances, except for the Trust Deed and the Purchaser's lease of the Real Property from the Company presently in effect.

         K. Non-Assignment of Lease. The Company has not assigned, transferred or conveyed any of its rights, titles and interests under that certain lease agreement pursuant to which the Purchaser presently leases the Real Property.

         L. Financial Statements. The Company's financial statements provided by the Company to the Purchaser concurrently herewith have been prepared in accordance with Generally Accepted Accounting Principles applied on a consistent basis throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of them for such periods, are correct and complete, and are consistent with their books and records (which books and records are correct).

         M. Undisclosed Liabilities. The Company has no liability (and to the Company's or Sellers' knowledge there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any liability), except for (i) the liabilities represented by the Promissory Note and the Trust Deed, and (ii) the liabilities set forth in the Company's most recent financial statements provided by the Company to the Purchaser concurrently herewith.

         N. Legal Compliance. The Company has complied and is in compliance with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state and local governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been served by a court officer (or to the Seller's knowledge, filed or commenced) against the Company alleging any failure so to comply.

         O. No Employees. There are presently no regular or part-time employees of the Company and at no time in the past has the Company ever employed any person on a regular or part time basis. In addition, there are presently no independent contractors, consultants or other persons providing services to or for the benefit of the Company for whom the Company owes any duty, payment or obligation. There are no employment contracts or consulting agreements currently in effect with respect to the Company.

         P. Taxes. The Company has filed all tax returns that it was required to file on or before the Closing Date. All such tax returns were correct and complete in all material respects. All taxes owed by the Company (whether or not shown on any tax return) have been paid. The Company currently is not the beneficiary of any extension of time within which to file any tax return. No claim has ever been made by an authority in a jurisdiction where the Company does not file tax returns that it is or may be subject to taxation by that jurisdiction. The Company has not disposed of any property which has been accounted for tax purposes under the installment method. The Company is not a party to any interest rate swap, currency swap or similar transaction.

         Q. Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company.

         R. Litigation. The Company is not (i) subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) a party or, to the knowledge of the Seller or the Company, threatened to be made a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction or before any arbitrator. Neither the Company nor the Seller has any reason to believe that any action, suit, proceeding, hearing or investigation may be brought or threatened against the Company. There is no basis for any person, firm, corporation or entity to assert a claim against the Seller based upon: (a) ownership or rights to ownership of any of the Membership Interests or other securities of the Company, or (b) any rights as a Company securities holder, including, without limitation, any option or other right to acquire any Company securities, any preemptive rights or any rights to notice or to vote Company stock or securities.

         S. No Guaranties/Subsidiaries. The Company is not a guarantor or otherwise liable for any liability or obligation (including indebtedness) of any other person. The Company does not have any subsidiaries or any interest, direct or indirect, in any corporation, partnership, joint venture or other business entity.

         T. Environmental. Each of the Company and its predecessors has complied and is in compliance with all Environmental, Health, and Safety Requirements (defined hereafter). The Company has not received any written or oral notice, report or other information regarding any actual or alleged violation of Environmental, Health, and Safety Requirements, or any liabilities or potential liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to any of them or its facilities arising under Environmental, Health, and Safety Requirements. For purposes of this Agreement, "Environmental, Health, and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

         U. Bank Accounts. Exhibit "A" attached hereto and incorporated herein contains a full and complete list of all the bank accounts of the Company, together with the names of the persons authorized to draw thereon. All cash in such accounts is held in demand deposits and is not subject to any restriction or limitation as to withdrawal.

         V. Books and Records. The books, records and accounts of the Company
(a) are in all material respects true and complete, and (b) have been maintained in accordance with reasonable business practices.

         W. Accredited Status. The Seller, by initialing the applicable paragraph (a) through (g) below, hereby represents and warrants that it is an "Accredited Investor" as defined in Regulation D under the Securities Act, because it meets the requirements set forth in one or more of the enumerated categories. The Seller confirms it is an "Accredited Investor" as indicated below. Place your initials in the space provided in the beginning of each applicable paragraph thereby representing and warranting as to the applicability to the Seller of the initialed paragraph or paragraphs.

                    [ X ] (a) any individual purchaser whose net worth, or joint net worth with that person's spouse at the time of his purchase, exceeds $1,000,000 (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

                    [ X ] (b) any individual purchaser who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and who reasonably expects an income in excess of the same income level in the current year (including any individual participant of a Keogh Plan, IRA or IRA Rollover Purchaser);

                    [ ] (c) any corporation or partnership not formed for the specific purpose of making an investment in the Shares, with total assets in excess of $5,000,000;

                    [ ] (d) any trust, which is not formed for the specific purpose of investing in the Shares, with total assets in excess of $5,000,000, whose purchase is directed by a sophisticated person, as such term is defined in Rule 506(b) of Regulation D under the Securities Act;

                    [ ] (e) any ERISA Plan if the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, insurance company, or registered investment adviser, or the Plan has total assets in excess of $5,000,000;

                    [ ] (f) any individual purchaser who is an executive officer or director of the Purchaser;

                    [ ] (g) any entity in which all of the equity owners are Accredited Investors under paragraphs (a), (b), (c) or (f) above or any other entity meeting required "Accredited Investor" standards under Rule 501 of Regulation D under the Securities Act and applicable State securities law criteria. IF THE PURCHASER IS AN ENTITY IN WHICH ALL OF THE EQUITY OWNERS ARE ACCREDITED INVESTORS, THE PURCHASER MUST PROVIDE A SUBSCRIPTION AGREEMENT FROM EACH OF ITS EQUITY OWNERS;

                    [ ] (h) other (please explain i.e., a foreign investor)

         X. Sole Party in Interest. Seller represents that he is the sole and true party in interest, and no other person or entity has or will have upon the issuance of the Shares any beneficial ownership interest in the Shares or any portion of the Shares, whether direct or indirect.

         Y. Investment Purpose. Seller represents that it is acquiring the Shares for its own account and for investment purposes and not on behalf of any other person or entity or for or with a view to resale or distribution.

         Z. Knowledge and Experience. Seller has been advised, to the Seller's satisfaction and understanding, with respect to the advisability of an investment in the Purchaser and the shares. Seller is experienced in evaluating and making speculative investments, and has the capacity to protect its interests in connection with the acquisition of the Shares. Seller has such knowledge and experience in financial and business matters in general, and investments in the electronics and technology industry in particular, that Seller is capable of evaluating the merits and risks of Seller's investment in the Purchaser. Seller has been informed that an investment in the Purchaser is speculative and has concluded that Seller's proposed investment is appropriate in light of its overall investment objectives and financial situation.

         AA. Investment Advisors. Seller represents that no investment advisor or purchaser representative has been consulted or retained in connection with Seller's decision to invest in the Purchaser.

         AB. Disclosure, Access to Information. Seller confirms that he has received and thoroughly read and is familiar with and understands this Agreement, and that all documents, records, books and other information pertaining to the Seller's investment in the Purchaser requested by the Seller have been made available for inspection and copying and that there are no additional materials or documents that have been requested by Seller that have not been made available by the Purchaser. Seller further acknowledges he has had an opportunity to ask questions of and receive answers from the Purchaser's representatives, and that any decision not to ask questions of the Purchaser's representatives or to review the Purchaser's public filings, including such filings as disclosure risk factors relating to the Purchaser and an investment in the Purchaser was a conscious decision on Seller's part and reflects Seller's belief that no additional information is necessary in order to make an informed decision about investing in the Purchaser.
         AC. Exclusive Reliance on this Agreement. In making the decision to purchase the Shares, Seller has relied exclusively upon information included in this Agreement, and investigations made by Seller, and not on any other representations, promises or information, whether written or verbal, by any person.

         AD. Share Certificate Legends. The Seller agrees to the imprinting, so long as is required by this Agreement, of the following legend on the Shares:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED

         WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         AE. Restricted Stock. Seller acknowledges and agrees that it is receiving "restricted stock," as that term is defined in the Securities Act of 1933, as amended (the "Securities Act"), and rules promulgated thereunder, and that as such, the Seller's ability to sell the shares will be limited.

         AF. Advice of Counsel. Seller understands the terms and conditions of this Agreement, has investigated all issues to Seller's satisfaction, has consulted with such of Seller's own legal counsel or other advisors as Seller deems necessary, and is not relying, and has not relied on the Purchaser for an explanation of the terms or conditions of this Agreement or any document or instrument related to the transactions contemplated thereby. Seller further acknowledges, understands, and agrees that, in arranging for the preparation of this Agreement and all other documents and materials related thereto, the Purchaser has not attempted to procure, and has not procured, legal representation for Seller.

         AG. Accuracy of Representations and Information. All representations made by Seller in this Agreement and all documents and instruments related to this Agreement, and all information provided by Seller to the Purchaser concerning Seller and its respective financial positions is correct and complete as of the date hereof. If there is any material change in such information before the actual issuance of the Shares, Seller immediately will provide such information to the Purchaser.

         AH. No Representations. None of the following have ever been represented, guaranteed, or warranted to Seller by the Purchaser or any of its employees, agents, representatives or affiliates, or any broker or any other person, expressly or by implication:

                  (1) The approximate or exact length of time that Seller will be required to remain as owner of the shares;

                  (2) The percentage of profit or amount of or type of consideration, profit or loss (including tax write-offs or other tax benefits) to be realized, if any, as a result of an investment in the Shares; or

                  (3) The past performance or experience on the part of the Purchaser or any affiliate or their associates, agents or employees, or of any other person as being indicative of future results of an investment in the shares.

         AI. No Representations by Brokers or Finders. Seller represents in making his decision to purchase the Shares, he is not relying on any representations, warranties, promises, or other inducements to purchase that were made by any broker, finder, or selling agent of the Purchaser, and that the only representations, warranties, or other inducements to purchase are contained in the written materials provided by the Purchaser to the Seller.

         AJ. Disclosure. No representation or warranty in this Agreement, or in any document, certificate, statement or exhibit hereto or thereto which are furnished or to be furnished to the Purchaser under this Agreement or in connection with the transactions contemplated herein, contains or will contain any untrue statement of material fact, or omits or will omit to state a material fact necessary to make the factual statements contained herein and therein, at the time made and in light of the circumstances under which made, not misleading. In addition, each of the representations and statements concerning the Seller and the Company made in the Recital Paragraphs above is accurate, not misleading and true in all respects. There is no fact or condition that the Seller has not disclosed to the Purchaser in writing that materially adversely affects the Company's business, or will materially adversely affect the Company's business.

         AK. Cooperation. The Seller shall cooperate and use his best efforts to take all action and to do all things necessary or advisable in order to consummate and make effective the transactions contemplated by this Agreement. The Seller will give any notices to third parties, and use best efforts to obtain any third party consents, authorizations, and approvals that the Purchaser may request to consummate the transactions contemplated herein.

                            MISCELLANEOUS PROVISIONS

         5. Conditions to the Purchaser's Performance of its Obligations. The obligation of the Purchaser to consummate the transactions to be performed by it in connection with the closing of the transactions contemplated herein (the "Closing") is subject to satisfaction of the following conditions: (i) the representations and warranties set forth in Section 4 above shall be true and correct in all respects at and as of the Closing Date; (ii) Seller shall have performed and complied with all of his covenants hereunder in all respects through the Closing and (iii) the Purchaser shall have received to its satisfaction a date-down endorsement or other product or policy of title insurance insuring that the Company possesses good, clean, marketable title to the Real Property, not subject to any encumbrances or security interests except for the Trust Deed and the Purchaser's leasehold rights.

         6. Warranties Survive. All warranties, representations, covenants, indemnities and agreements hereunder shall survive any termination or revocation of this Agreement.

         7. Purchaser's Remedies. Seller shall indemnify, save and hold harmless the Purchaser, the Company and each of their respective officers, directors, employees, agents, legal representatives, advisors, consultants, successors and assigns, from any adverse consequences suffered or incurred by any of them to the extent arising from:

                  A. any breach (or in the event any third party alleges facts that, if true, would constitute such breach) of any of the Seller's or the Company's representations, warranties and covenants contained in this Agreement or in any certificate, instrument or other document delivered pursuant hereto or thereto; and

                  B. for any taxes of the Company with respect to any tax year or portion thereof ending on or before the Closing Date (or for any tax year beginning before and ending after the Closing Date to the extent allocable (to the portion of such period beginning before and ending on the Closing Date), to the extent such taxes are not reflected in any reserve for deferred taxes established to reflect timing differences between book and tax income) shown on the face of the Company's balance sheet.

         8. Severability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable, all other provisions of this Agreement shall be given effect separately from the provision or provisions determined to be illegal or unenforceable and shall not be affected thereby.

         9. Successors and Assigns. Except as otherwise provided herein, all the terms, provisions, representations and warranties of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the respective successors and assigns of the parties hereto.

         10. Choice of Law. It is the intention of the parties hereto that the laws of Utah should govern the validity of this Agreement, the construction of its terms and the interpretation of the rights and duties of the parties hereto.

         11. Venue and Jurisdiction. In the event of legal action hereunder, the Seller agrees that jurisdiction and venue of such action shall be in the Third Judicial District Court in and for Salt Lake County, State of Utah, or in the U.S. District Court for the District of Utah, Northern Division, and the Seller and the Purchaser each submit to exclusive personal and subject matter jurisdiction concerning any action or dispute arising out of this Agreement.

         11. Entire Agreement; Amendments. This Agreement, together with the Exhibit hereto, constitutes the entire agreement between the Seller and the Purchaser, and supersedes all other agreements between the parties on the subject matter hereof. There are no other covenants, agreements, promises, terms, provisions, conditions, undertakings, or understandings, either oral or written, between them concerning the Real Property other than those herein set forth. No subsequent agreement shall be binding upon the Seller or the Purchaser unless in writing and signed by both the Seller and the Purchaser.

         12. Waiver. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions, whether or not similar, nor shall any waiver be a continuing waiver. Except as expressly provided in this Agreement, no waiver shall be binding unless executed in writing by the party making the waiver. Either party may waive any provisions of this Agreement intended for its benefit; provided, however, such waiver shall in no way excuse the other party from the performance of any of its other obligations under this Agreement.

         13. Rights and Remedies Cumulative. The rights and remedies herein provided shall be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

         14. Gender. For purposes of this Agreement, where the context so requires, masculine pronouns shall include the feminine and the neuter, and the neuter shall include the masculine and feminine, as the case may require.

         15. Notices. All notices, requests, consents, and other communications required or permitted hereunder shall be in writing and shall be delivered, or mailed first class postage prepaid, registered or certified mail, to the address for each of the Purchaser and the Seller set forth in the opening paragraph to this Agreement. And all such notices and other communications shall for all purposes of this Agreement be treated as being effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of their receipt or 72 hours after the same have been deposited in a regularly maintained receptacle for the deposit of United States mail, addressed and postage prepaid as aforesaid.

         16. Legal Fees. Should any litigation or administrative proceeding be commenced between the parties hereto concerning this Agreement, or the rights and duties of either party in relation thereto, or the meaning or interpretation of this Agreement, the prevailing party in such litigation or proceeding, shall be entitled, in addition to such other relief as may be granted, its reasonable attorneys' fees, expert witness fees, litigation related expenses, and court costs in such litigation or proceeding. For purposes hereof, the term "prevailing party" shall mean, in the case of the plaintiff or claimant, one who is successful in obtaining substantially all of the relief sought, and in the case of the defendant or respondent, one who is successful in denying substantially all of the relief sought be the claimant. Any award of fees and costs shall be set by the court and not by the jury.

         17. Headings. The headings, captions, numbering system, etc., are inserted only as a matter of convenience and may not be considered in interpreting the provisions of this Agreement.

         18. Binding Effect. All of the provisions of this Agreement are hereby made binding upon the personal representatives, heirs, successors, and assigns of all parties hereto. The provisions of this Agreement are not intended to create, nor shall they be in any way interpreted to create, a joint venture, a partnership, or any other similar relationship between the parties. Nothing contained in this Agreement shall create a contractual relationship with or a cause of action in favor of a third party against either Seller or Purchaser.

         19. Time. Time is of the essence of this Agreement.

         20. Business Day. If the final day of any period or any date of performance under this Agreement falls on a Saturday, Sunday, or legal holiday, then the final day of the period or the date of performance shall be extended to the next day that is not a Saturday, Sunday or legal holiday.

         21. Construction. The parties acknowledge that each party and its counsel have reviewed and approved this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or Exhibits hereto. Whenever the context reasonably permits, the singular shall include the plural, the plural shall include the singular, and the whole shall include any part thereof. Any terms defined in this Agreement in the singular shall have a comparable meaning when used in the plural, and vice versa. Further, the masculine gender shall include the female gender and neuter, and vice versa. The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation." The words "hereof," "hereto," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References herein to Sections and Exhibits shall be construed as references to Sections and Exhibits of this Agreement unless the context otherwise requires. The Recital Paragraphs set forth above are expressly incorporated into this Agreement by this reference.

         22. Counterparts. This Agreement may be executed in two or more counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall construe one and the same instrument. Facsimile signatures shall bind the party transmitting such signature to the same extent as an original.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Closing Date first above written.

Seller:
                           /s/ Rajayee Sayegh
                           ------------------------------------
                                    RAJAYEE SAYEGH


Purchaser:                 CIRTRAN CORPORATION,
                           a Nevada corporation


                           By /s/ Iehab Hawatmeh
                           Name: Iehab Hawatmeh
                           Title: President

                                   EXHIBIT "A"

                              COMPANY BANK ACCOUNTS